UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 30, 2020

Benchmark 2020-B21 Mortgage Trust

(Central Index Key Number 0001827183)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of the sponsors as specified in its charters)

Delaware	333-226082-08	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)
200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	□

Item 8.01.	Other Events.

On November 30, 2020 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused (i) the issuance of Benchmark 2020-B21 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B21 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of November 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated November 24, 2020 and filed with the Securities and Exchange Commission on November 30, 2020 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
The Grace Building Co-Lender Agreement	4.11	4.2
McClellan Business Park Co-Lender Agreement	4.12	(1)
32-42 Broadway Co-Lender Agreement	4.13	NAP
MGM Grand & Mandalay Bay Co-Lender Agreement	4.14	4.3
416-420 Kent Avenue Co-Lender Agreement	4.15	4.4
711 Fifth Avenue Co-Lender Agreement	4.16	4.5
Kings Plaza Co-Lender Agreement	4.17	4.6
4 West 58th Street Co-Lender Agreement	4.18	4.7
Redmond Town Center Co-Lender Agreement	4.19	4.8
Cambridge Crossing Co-Lender Agreement	4.20	4.9
JW Marriott Nashville Co-Lender Agreement	4.21	(1)
White Oak Crossing Co-Lender Agreement	4.22	4.10
Willoughby Commons Co-Lender Agreement	4.23	NAP
The Hub Co-Lender Agreement	4.24	4.7

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class S Certificates and (iv) the Class RR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $918,876,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., CGMI, JPMS, DBSI and Academy, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of November 20, 2020 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Depositor and the Underwriters. GS&Co., CGMI, JPMS and DBSI are acting as the co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Private Certificates, having an aggregate initial principal amount of $110,677,836, were sold to GS&Co., CGMI, JPMS, DBSI, Academy and Drexel (together, in such capacities, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of November 20, 2020, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2020-B21 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 39 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 74 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of November 30, 2020 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of November 30, 2020 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of November 30, 2020 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Depositor and JPMCB and (iv) German American Capital Corporation (“GACC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.4 and dated as of November 30, 2020 the “GACC Mortgage Loan Purchase Agreement”, and together with the GSMC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement and the JPMCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GACC.

The compensation for the Mortgage Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,401,539, were approximately $1,100,419,175. Of the expenses paid by the Depositor, approximately $585,127 were paid directly to affiliates of the Depositor, approximately $635,127 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $150,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,616,411 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated November 24, 2020. The related registration statement (file no. 333-226082) was originally declared effective on December 21, 2018. In connection with such Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of November 30, 2020.

GSMC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase of the Class RR Certificates by CREFI from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by CREFI), and (ii) the purchase of the RR Interest by the Retaining Sponsor from the Depositor.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive at least 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of November 20, 2020, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	GRACE 2020-GRCE TSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.3	BX 2020-VIVA TSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.4	CGCMT 2020-420K TSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.5	GSMS 2020-GC47 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.6	Benchmark 2020-B17 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.7	Benchmark 2020-B20 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.8	Benchmark 2020-B19 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.9	COMM 2020-CX TSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.10	CGCMT 2020-GC46 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	The Grace Building Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.12	McClellan Business Park Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	32-42 Broadway Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	MGM Grand & Mandalay Bay Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	416-420 Kent Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.16	711 Fifth Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.17	Kings Plaza Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.18	4 West 58th Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.19	Redmond Town Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.20	Cambridge Crossing Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.21	JW Marriott Nashville Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.22	White Oak Crossing Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.23	Willoughby Commons Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.24	The Hub Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2020.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2020 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2020 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated November 24, 2020.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 30, 2020, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 30, 2020, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 30, 2020, between JPMorgan Chase Bank, National Association, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 30, 2020, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2020	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of November 20, 2020, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Deutsche Bank Securities Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2020, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	GRACE 2020-GRCE TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	BX 2020-VIVA TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	CGCMT 2020-420K TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.5	GSMS 2020-GC47 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.6	Benchmark 2020-B17 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.7	Benchmark 2020-B20 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.8	Benchmark 2020-B19 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.9	COMM 2020-CX TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.10	CGCMT 2020-GC46 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.11	The Grace Building Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.12	McClellan Business Park Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	32-42 Broadway Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	MGM Grand & Mandalay Bay Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	416-420 Kent Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	711 Fifth Avenue Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.17	Kings Plaza Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.18	4 West 58th Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.19	Redmond Town Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.20	Cambridge Crossing Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.21	JW Marriott Nashville Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.22	White Oak Crossing Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.23	Willoughby Commons Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.24	The Hub Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2020.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2020 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2020 (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated November 24, 2020.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of November 30, 2020, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of November 30, 2020, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of November 30, 2020, between JPMorgan Chase Bank, National Association, as seller, and GS Mortgage Securities Corporation II, as purchaser.
99.4	Mortgage Loan Purchase Agreement, dated as of November 30, 2020, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.